EXHIBIT 10.65

EXECUTION COPY

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated effective as of August 15, 2004, between REEVES PARK, INC., a Minnesota corporation whose mailing address is 5050 Lincoln Drive, Suite 470, Edina, MN 55436, Attention: Klaus Jung (hereinafter referred to as “Debtor”) and CHARLES & COLVARD, LTD, a North Carolina corporation whose mailing address is 300 Perimeter Park Drive, Suite A, Morrisville, NC 27560 (hereinafter referred to as “Secured Party”).

R E C I T A L S:

A. Debtor has entered into that certain Moissanite Consignment Agreement (as defined below).

B. The execution and delivery of this Agreement is required by the Moissanite Consignment Agreement as a condition to making extensions of credit thereunder.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce Secured Party to enter the Transaction pursuant to the Moissanite Consignment Agreement, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:

“Account” means any “account,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by Debtor

“Collateral” has the meaning specified in Section 2.1 of this Agreement.

“Event of Default” means the occurrence of any of the following: (i) any failure by Debtor to pay any amount due to Secured Party when and as due under the Moissanite Consignment Agreement, any other Transaction Document or in connection with the Transaction, (ii) Debtor shall default in the due observance or performance of any other covenant, condition or agreement set forth in this Agreement, the Moissanite Consignment Agreement, any other Transaction Document; (iii) entry of any single judgment against Debtor in excess of $100,000, or entry of judgments against Debtor that in the aggregate exceed $100,000 and that are not bonded over or discharged within 30 days; (iv) Debtor shall become insolvent or shall be adjudicated bankrupt; bankruptcy, insolvency, reorganization, arrangement, debt adjustment, liquidation, or receivership proceedings in which Debtor is alleged to be insolvent or unable to pay its debts as they mature, are instituted by or against Debtor, and Debtor shall consent to the same or shall admit in writing the material allegations of the petition filed in such proceedings, or the proceedings are not dismissed within the time permitted for the posting of bond and no bond shall have been posted in the matter (v) any material statement, representation or warranty of Debtor herein is untrue in any material respect; or (vi) Debtor shall default under its fine jewelry consignment agreement with J.C. Penny Corporation dated July 20, 2004.

“General Intangibles” means any “general intangibles,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by Debtor.

“Lien” means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

“Moissanite Consignment Agreement” means that certain agreement dated effective as of August 15, 2004 by and between Secured Party as “Consignor” and Debtor as “Consignee” pursuant to which Secured Party has and will consign and deliver Charles & Colvard created Moisssanite jewels to Debtor, as such agreement may be amended, restated, restated or otherwise modified from time to time.

“Obligations” shall mean and include (a) the due and punctual payment by the Debtor of: (i) all amounts payable to Secured Party pursuant to the Moissanite Consignment Agreement or otherwise payable to Secured Party in connection with the Transaction, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and any renewals, modifications or extensions thereof, in whole or in part and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Debtor to the Secured Party under the Transaction Documents, (b) the due and punctual payment and performance of all other obligations of the Debtor under or pursuant to the Moissanite Consignment Agreement and the other Transaction Documents, and any renewals, modifications or extensions thereof, in whole or in part; (c) the payment and performance by Debtor of all obligations, agreements, covenants, representations and warranties in this Agreement, the Moissanite Consignment Agreement, the Transaction Documents and any other document executed and delivered in connection therewith (the liabilities, obligations and indebtedness described in clauses (a) through (c), inclusive, of this paragraph are herein collectively referred to as the “Obligations”).

“Payment Intangibles” means “payment intangibles” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by Debtor.

“Proceeds” means any “proceeds,” as such term is defined in Article 9 of the UCC.

“Security Agreement” means this Security Agreement dated as of August 15, 2004 by and between Secured Party and Debtor.

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“Transaction” means the consignment transactions between Secured Party and Debtor pursuant to and as described in and contemplated by the Moissanite Consignment Agreement.

“Transaction Documents” means and refers collectively to the Moissanite Consignment Agreement, this Security Agreement and all other documents now or hereafter evidencing or securing the Transaction, and any renewals, modifications or extensions thereof, in whole or in part;

“UCC” means the Uniform Commercial Code as in effect in the State of North Carolina and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Collateral.

Terms used herein, which are defined in the UCC, shall have the meanings determined in accordance with the UCC.

ARTICLE II

SECURITY INTEREST

Section 2.1. Security Interest. As Collateral security for the prompt payment and performance in full when due of the Obligations, Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing lien on and security interest in, all of Debtor’s right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the “Collateral”):

(a) all Accounts of Debtor from J.C Penney Corporation (“JC Penney”) at any time owing to Debtor;

(b) all General Intangibles paid or payable by JC Penney to Debtor;

(c) all Payment Intangibles paid or payable by JC Penney to Debtor;

(d) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (c);

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Secured Party to enter into this Agreement and the Moissanite Consignment Agreement, Debtor represents and warrants as follows:

Section 3.1. Office and Tax Identification Number. On the date hereof, the principal place of business, mailing address and the chief executive office of Debtor is identified in the first paragraph of this Agreement Debtor’s United States Federal Income Tax Identification Number is set forth on the signature page hereof.

Section 3.2. Ownership; No Encumbrances. Except for the security interest (and pledges and assignments as applicable) granted hereby, and subject to the terms of any Intercreditor Agreement entered into by Secured Party with SPECTRUM Commercial Services

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Company, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, Liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

ARTICLE IV

COVENANTS

Debtor covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any amount payable under the Transaction remains unpaid under the Moissanite Consignment Agreement, Debtor will perform and observe each of the following covenants:

Section 4.1. Accounts. Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from JC Penney as Account Debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of Secured Party, Debtor shall not, except in the ordinary course of business, and in no event when any Event of Default exists, (a) grant any extension of time for any payment with respect to any of the Accounts beyond sixty (60) days after such payment’s due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.

Section 4.2. Corporate Changes. Debtor shall not change its name, identity, corporate structure, or its United States Tax Identification Number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by Secured Party to protect its liens with the perfection and priority thereof required by the Transaction Documents.

ARTICLE V

RIGHTS OF SECURED PARTY

Section 5.1. Power of Attorney. To the extent permitted by applicable law, Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all actions and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, such Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to, or the consent of, Debtor:

(a) to demand, sue for, collect, or receive, in the name of Debtor or in Secured Party’s own name, any money or property at any time payable or receivable on account of

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or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

(b) (i) to direct Account Debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by Debtor while an Event of Default exists, Debtor shall promptly deliver such Proceeds to Secured Party with any necessary endorsements, and until such Proceeds are delivered to Secured Party, such Proceeds shall be held in trust by Debtor for the benefit of Secured Party and shall not be commingled with any other funds or property of Debtor); (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (v) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; insurance); and (vi) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party’s security interest therein.

THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE HEREOF.

ARTICLE VI

DEFAULT

Section 6.1. Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies:

(a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Transaction Document or by applicable law, Secured Party shall have all of the rights and remedies of a Secured Party under the UCC (whether or not the UCC applies to the affected Collateral). Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys’ fees, legal expenses, and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party’s rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral.

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(b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party’s nominee or nominees.

(c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

ARTICLE VII

MISCELLANEOUS

Section 7.1. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

Section 7.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

Section 7.3. Amendment. The provisions of this agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

Section 7.4. Notices. All notices and other communications provided for in this Agreement shall be given or made by telefax, overnight courier service, personal delivery or U.S. Mail at the addresses shown for each party in the first paragraph of this Agreement .

Section 7.5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina

Section 7.6. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement

Section 7.7. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 7.8. Termination. If all of the Obligations shall have been paid and performed in full, Secured Party shall, upon the written request of Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement Notwithstanding anything to the contrary contained in this Agreement, if the payment of any amount of the Obligations is rescinded, voided or must otherwise be refunded by Secured Party upon the insolvency, bankruptcy or reorganization of the Debtor or otherwise for any reason whatsoever, then the security interests created by this Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made and such release and termination of such security interest had never been given.

Section 7.9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTOR:

REEVES PARK, INC.

By:	/s/ Klaus Jung
Name:	Klaus Jung
Title:	President

Debtor’s Federal Income Tax Identification Number:

_______________________________________

SECURED PARTY:

CHARLES & COLVARD, LTD

By:	/s/ James R. Braun
Name:	James R. Braun
Title:	Vice President Finance & CFO

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